UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2003

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-27428	22-3412577
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
incorporation or organization)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEMS 1 THROUGH 6 AND 8. NOT APPLICABLE

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)    EXHIBITS

The following Exhibits are filed as part of this report:

99.1 - Press Release dated July 24, 2003.

ITEM	9. REGULATION FD DISCLOSURE

On July 24, 2003, OceanFirst Financial Corp., the holding company for OceanFirst Bank, announced its financial results for the three and six months ended June 30, 2003. The press release announcing financial results for the three and six months ended June 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/S/Michael Fitzpatrick

Michael Fitzpatrick

Executive Vice President and

Chief Financial Officer

Dated: July 24, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 24, 2003.